                                                                    Exhibit 99.1

                                                         PRESS RELEASE

                                                         CONTACT:
                                                         David M. Sugishita
                                                         Chief Financial Officer
                                                         Synopsys, Inc.
                                                         650-694-4257


                     SYNOPSYS REPORTS FIRST QUARTER RESULTS

   PRO FORMA REVENUE AND EARNINGS SURGE 13% AND 75%, EXCLUDING UNUSUAL ITEMS.
                 MERGER WITH EVEREST DESIGN AUTOMATION COMPLETED


MOUNTAIN VIEW, CALIFORNIA. JANUARY 20, 1999 - Synopsys, Inc., today reported its first quarter 1999 results for the period ending December 31, 1998.

Revenue was $180.2 million, compared with pro forma revenue for the first quarter of fiscal 1998 of $159.0 million, an increase of 13%. Net income for the first quarter was $40.4 million, or $0.56 per share, compared with pro forma net income of $21.8 million, or $0.32 per share. This represents a pro forma net income and earnings per share growth of 85% and 75%, respectively. These pro forma amounts exclude the results of the PCB/Systems business of Viewlogic Systems and unusual charges.

Revenue for the first quarter was $180.2 million, compared with $174.2 million for the same period last year without adjusting for the Viewlogic divestiture and unusual items, an increase of 3%. Net income for the first quarter was $40.4 million or $0.56 per share, compared with a net loss of $6.6 million, or $0.10 loss per share for the first quarter of 1998.

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"I'm pleased to report another quarterly increase in Synopsys' earnings and revenue," commented Dr. Aart de Geus, chairman and CEO of the company. We are excited about the scope of business opportunities we see for this upcoming quarter as customers prepare for a new wave of investment in EDA tools."

During the first quarter of fiscal 1999, Synopsys merged with Everest Design Automation, Inc., a privately held developer of integrated circuit routing software and related technology. The business combination with Everest Design Automation was accounted for as a pooling-of-interests. The company's condensed consolidated financial statements have been restated to reflect this business combination.

About Synopsys

Synopsys, Inc., (NASDAQ: SNPS) is a leading supplier of electronic design automation (EDA) solutions to the global electronics market. The company provides comprehensive design technologies to creators of advanced integrated circuits, electronic systems, and systems on a chip. Synopsys also provides consulting services and support to its customers to streamline the overall design process and accelerate time to market. News and information are available at http://www.synopsys.com.

This release, other than historical information contained herein, may consist of forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Factors which could cause results to differ from those projected herein include: a lower than anticipated level of investment in EDA tools by the company's customers; weakness in the semiconductor and or electronic systems industries, or an overall slowdown in the U.S. economy; the continuation of adverse economic conditions in Japan and the Asia-Pacific region; failure of the company to successfully expand its capacity to provide consulting services; and increasing competition in the market for the company's products and services. Readers are referred to documents filed by Synopsys with the Securities and Exchange Commission, specifically the most recent report on Form 10-K, which identify important risk factors that could

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cause actual results to differ from those contained in the forward-looking statements.

                                      ###

Synopsys is a registered trademark of Synopsys, Inc. All other trademarks mentioned in this release are the intellectual property of their respective owners.


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                                 SYNOPSYS, INC.

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands, except per share data)
                                   (unaudited)

                                                            THREE MONTHS ENDED
                                                            ------------------
                                                               DECEMBER 31,
                                                               ------------
                                                          1998          1997 (1)
                                                          ----          --------
Revenue:
     Product                                            $109,959         $110,425
     Service                                              70,267           63,787
                                                        ---------        ---------
         Total revenue                                   180,226          174,212
                                                        ---------        ---------
Cost of revenue:
     Product                                               7,595            8,811
     Service                                              14,111           14,681
                                                        ---------        ---------
         Total cost of revenue                            21,706           23,492
                                                        ---------        ---------
Gross margin                                             158,520          150,720
                                                        ---------        ---------
Operating expenses:
     Research and development                             40,936           40,437
     Sales and marketing                                  55,578           66,161
     General and administrative                           11,092           13,287
     Merger-related and other costs                           --           36,000
     In-process research and development
       and other costs                                        --            4,191
                                                        ---------        ---------
         Total operating expenses                        107,606          160,076
                                                        ---------        ---------
Operating income (loss)                                   50,914           (9,356)
Other income, net                                          8,484            4,941
                                                        ---------        ---------
Income (loss) before provision for income taxes
     and extraordinary item                               59,398           (4,415)
Provision for income taxes                                19,007            4,074
                                                        ---------        ---------
Net income (loss) before extraordinary item               40,391           (8,489)
Extraordinary item, net of income tax expense                 --            1,869
                                                        ---------        ---------
Net income (loss)                                       $ 40,391         $ (6,620)
                                                        =========        =========
Basic earnings (loss) per share:
     Net income (loss) before extraordinary item        $   0.58         $  (0.13)
     Extraordinary item                                       --             0.03
                                                        ---------        ---------

     Net income (loss)                                  $  0.58          $  (0.10)
                                                        =========        =========
     Weighted average common shares                       69,166           65,260
                                                        =========        =========
Diluted earnings (loss) per share:
     Net income (loss) before extraordinary item        $   0.56         $  (0.13)
     Extraordinary item                                       --             0.03
                                                        ---------        ---------
     Net income (loss)                                  $   0.56         $  (0.10)
                                                        =========        =========
     Weighted average common shares
       and equivalents                                    72,384           65,260
                                                        =========        =========

(1) Amounts and per share data for the period presented have been retroactively restated to reflect the merger with Everest Design Automation, Inc.

                                 SYNOPSYS, INC.

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)
                                   (unaudited)

                                                         DECEMBER 31,    SEPTEMBER 30,
                                                            1998            1998 (1)
                                                         ------------    -------------
ASSETS
Current assets:
     Cash and short-term investments                     $  653,201        $604,630
     Accounts receivable, net                               130,215         126,336
     Prepaid expenses, deferred taxes and other              40,931          42,461
                                                         ----------        ---------
       Total current assets                                 824,347         773,427
Property and equipment, net                                 107,946          99,998
Long-term investments                                        42,267          38,265
Other assets                                                 41,738          39,943
                                                         ----------        ---------
         Total assets                                    $1,016,298        $951,633
                                                         ==========        =========


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts payable and accrued liabilities            $   92,861        $117,412
     Current portion of long-term debt                        3,398           7,783

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
     Income taxes payable                                    36,907          50,313
     Deferred revenue                                        95,727          93,160
                                                         ----------        ---------
       Total current liabilities                            228,893         268,668
                                                         ----------        ---------

Long-term debt                                                9,797          13,138
Deferred compensation                                         8,184           4,886
Stockholders' equity:
     Capital stock                                          479,468         424,654
     Retained earnings                                      276,200         240,465
     Treasury stock, at cost                                     --         (11,184)
     Accumulated other comprehensive income                  13,756          11,006
                                                         ----------        ---------
       Total stockholders' equity                           769,424         664,941
                                                         ----------        ---------
         Total liabilities and stockholders' equity      $1,016,298        $951,633
                                                         ==========        =========

(1) Amounts for the period presented have been retroactively restated to reflect the merger with Everest Design Automation, Inc.

                                 SYNOPSYS, INC.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (1)
                      (in thousands, except per share data)
                                   (unaudited)

                                                       THREE MONTHS ENDED
                                                       ------------------
                                                          DECEMBER 31,
                                                          ------------
                                                      1998          1997 (1)
                                                      ----          --------
Revenue:
     Product                                        $109,959        $104,525
     Service                                          70,267          54,465
                                                    --------        --------
         Total revenue                               180,226         158,990
                                                    --------        --------
Cost of revenue:
     Product                                           7,595           7,865
     Service                                          14,111          13,088
                                                    --------        --------
         Total cost of revenue                        21,706          20,953
                                                    --------        --------
Gross margin                                         158,520         138,037
                                                    --------        --------
Operating expenses:
     Research and development                         40,936          36,351
     Sales and marketing                              55,578          61,199
     General and administrative                       11,092          12,260
                                                    --------        --------
         Total operating expenses                    107,606         109,810
                                                    --------        --------
Operating income                                      50,914          28,227
Other income, net                                      8,484           4,901
                                                    --------        --------
Income before provision for income taxes              59,398          33,128
Provision for income taxes                            19,007          11,338
                                                    --------        --------
Net income                                          $ 40,391        $ 21,790
                                                    ========        ========
Basic earnings per share:
     Net income                                     $   0.58        $   0.33
                                                    ========        ========
     Weighted average common shares                   69,166          65,260
                                                    ========        ========
Diluted earnings per share:
     Net income                                     $   0.56        $   0.32
                                                    ========        ========
     Weighted average common shares
       and equivalents                                72,384          68,907
                                                    ========        ========

(1) Amounts and per share data for the period presented has been retroactively restated to reflect the merger with Everest Design Automation, Inc. Amounts exclude the results of the PCB/Systems business of Viewlogic Systems, Inc., merger-related and other costs, in-process research and development and other costs and extraordinary items. This pro forma statement is unaudited.